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EXHIBIT 10.40

August 6, 1993

CIBA-GEIGY Limited
CH-1723 Marly 1, Switzerland
Attention: Dr. Max Hunziker:

R&D Agreement

Dear Sirs:

    The existing modified R&D Agreement shall be further modified as follows:

  Paragraph 1.a) "SL-Process" shall mean the StereoLithography method of 3D, as defined and claimed (i) in the patent or patents now set forth on Annex A as such patents existed on May 6, 1988, regardless of any subsequent amendments, modifications or limitations thereof; (ii) in any additional patents or patent applications (while such applications are pending) added to Annex A at the date of the agreement or thereafter by mutual consent of the parties, such consent to be not unreasonably withheld, together with the documented know-how relating to the claims set forth in such patents or patent applications provided, if such know-how is outside of the claims set out in such patent on Annex A such documented know-how shall be described on Annex A, or added thereto with the mutual consent of the parties, such consent not to be reasonably withheld; and (iii) any solid imaging process that uses ink jet technology to dispense any type of initiator or reactive or non-reactive monomer or other solid or solidifying or supporting material that is used in the formation of three-dimensional objects.

    The following U.S. Patents shall be added to Annex A:

BI 4,575,330	APPARATUS FOR PRODUCTION OF THREE-DIMENSIONAL OBJECTS BY STEREOLITHOGRAPHY
4,929,402	METHOD FOR PRODUCTION OF THREE-DIMENSIONAL OBJECTS BY STEREOLITHOGRAPHY
4,996,010	METHODS AND APPARATUS FOR PRODUCTION OF THREE-DIMENSIONAL OBJECTS BY STEREOLITHOGRAPHY
4,999,143	METHODS AND APPARATUS FOR PRODUCTION OF THREE-DIMENSIONAL OBJECTS BY STEREOLITHOGRAPHY
5,015.424	METHODS AND APPARATUS FOR PRODUCTION OF THREE-DIMENSIONAL OBJECTS BY STEREOLITHOGRAPHY
5,058,988	APPARATUS AND METHOD FOR PROFILING A BEAM
5,059,021	APPARATUS AND METHOD FOR CORRECTING FOR DRIFT IN PRODUCTION OF OBJECTS BY STEREOLITHOGRAPHY
5,059,359	METHODS AND APPARATUS FOR PRODUCTION OF THREE-DIMENSIONAL OBJECTS BY STEREOLITHOGRAPHY
5,071,337	APPARATUS FOR FORMING A SOLID THREE-DIMENSIONAL ARTICLE FROM A LIQUID MEDIUM (QUADRAX)
5,076,974	METHODS OF CURING PARTIALLY POLYMERIZED PARTS
5,096,530	RESIN FILM RECOATING METHOD AND APPARATUS
5,104,592	METHOD OF AND APPARATUS FOR PRODUCTION OF THREE-DIMENSIONAL OBJECTS BY STEREOLITHOGRAPHY WITH REDUCED CURL
5,123,734	APPARATUS AND METHOD FOR CALIBRATING AND NORMALIZING A STEREOLITHOGRAPHIC APPARATUS

5,130,064	METHOD OF MAKING A THREE-DIMENSIONAL OBJECT BY STEREOLITHOGRAPHY
5,133,987	STEREOLITHOGRAPHIC APPARATUS AND METHOD
5,137,662	METHOD AND APPARATUS FOR PRODUCTION OF THREE-DIMENSIONAL OBJECTS BY STEREOLITHOGRAPHY
5,141,680	THERMAL STEREOLITHOGRAPHY
5,143,663	STEREOLITHOGRAPHY METHOD AND APPARATUS
5,164,128	METHODS FOR CURING PARTIALLY POLYMERIZED PARTS
5,174,931	METHOD OF AND APPARATUS FOR MAKING A THREE-DIMENSIONAL PRODUCT BY STEREOLITHOGRAPHY
5,174,943	METHOD FOR PRODUCTION OF THREE-DIMENSIONAL OBJECTS BY STEREOLITHOGRAPHY
5,182,055	METHOD OF MAKING A THREE-DIMENSIONAL OBJECT BY STEREOLITHOGRAPHY
5,182,056	STEREOLITHOGRAPHY METHOD AND APPARATUS EMPLOYING VARIOUS PENETRATION DEPTHS
5,182,715	RAPID AND ACCURATE PRODUCTION OF STEREOLITHOGRAPHIC PARTS
5,184,307	METHOD AND APPARATUS FOR PRODUCTION OF HIGH RESOLUTION THREE-DIMENSIONAL OBJECTS BY STEREOLITHOGRAPHY
5,192,469	SIMULTANEOUS MULTIPLE LAYER CURING IN STEREOLITHOGRAPHY
5,192,559	APPARATUS FOR BUILDING THREE-DIMENSIONAL OBJECTS WITH SHEETS
5,209,878	SURFACE RESOLUTION IN THREE DIMENSIONAL OBJECTS BY INCLUSION OF THIN FILL LAYERS
5,234,636	METHODS OF COATING STEREOLITHOGRAPHIC PARTS
5,236,677	METHOD AND APPARATUS FOR PRODUCTION OF THREE DIMENSIONAL OBJECTS BY STEREOLITHOGRAPHY

    We envision a continuing successful R&D program;

Yours truly,

/s/ Charles W. Hull 3D Systems, Inc.	/s/ Arthur B. Sims 3D Systems, Inc.

Agreed and Accepted:.

CIBA-GEIGY Limited

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EXHIBIT 10.40